UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

EOS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-206853	30-0873246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7F.-1, No. 162, Sec. 2, Zhongshan N. Rd., Zhongshan District

Taipei City, Taiwan 10452

(Address of Principal Executive Offices)

Registrant’s telephone number: +886-2-2586-8300

Room 519, 5F., No. 372, Linsen N. Road,

Zhongshan District,

Taipei City 104, Taiwan (R.O.C.)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 28, 2021 (the “Effective Date”), EOS Inc. (the “Company”) and AsiaSonic International Industrial Co., LTD. (“AsiaSonic”), a corporation formed under the laws of Taiwan, ROC, entered into Investment Cooperation Agreement, and Business and Management Agreement (the “Agreements”), pursuant to which, subject to the terms and conditions therein, the Company and AsiaSonic shall cooperate in the sales and distribution of AsiaSonic’s automotive peripherals and accessories globally by acquisition of Fifty One percent (51%) equity interest of AsiaSonic.

In accordance with the Agreements and in consideration for the cooperation, the Company shall issue to AsiaSonic’s shareholders and designees One Million Five Hundred Thousand (1,500,000) restricted shares of its common stock in exchange for the equivalent value of Fifty One percent (51%) of the total issued shares of AsiaSonic. According to the Agreements, AsiaSonic shall assist and provide training and marketing materials to the Company for the distribution and sale of its products. AsiaSonic shall continue to appoint the officers or managers and be in charge of the business operations; and the Company may appoint a director who is entitled to one vote on the Board meetings or to express consent or dissent on Board resolutions.

The foregoing description of the into Investment Cooperation Agreement and Business and Management Agreement is not purported to be complete and qualified in its entirety by reference to the full texts of the Agreements, a copy of which are attached hereto as Exhibits 10.1, and 10.2 and hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 of this Current Report are incorporated by reference herein. Pursuant to the Agreements, the issuance of a total of One Million Five Hundred Thousand (1,500,000) restricted shares of the Company’s common stock shall be made in reliance on exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished herewith:

(d) Exhibits.

10.1	Investment Cooperation Agreement
10.2	Business and Management Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS Inc.

Date: August 30, 2021		/s/ He-Siang Yang
	Name:	He-Siang Yang
	Title:	Chief Executive Officer

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